Semiannual Report

                          INTERNATIONAL DISCOVERY FUND

                                 APRIL 30, 2001

                                 T. ROWE PRICE

REPORT HIGHLIGHTS

INTERNATIONAL DISCOVERY FUND

o International small-cap growth stocks fell sharply during the six months ended April 30, driven lower by the plunging technology sector.

o The fund posted negative returns, lagging its benchmarks for both the 6- and 12-month periods as investors rotated into value stocks.

o We adhered to our growth stock strategy but tempered our approach in light of the current business cycle.

o Aggressive interest rate cuts worldwide should provide a better environment for growth stocks.

UPDATES AVAILABLE

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

     Apart from relief rallies in January and April, the six months ended April 30, 2001, were punishing for international small-cap growth stocks. The severe downturn in demand from key sectors of the U.S. economy drove the technology-heavy Nasdaq Composite Index lower, taking with it many of the newly formed emerging-growth indices, which have acted as proxies for the Nasdaq. For example, the Neuer Markt Price Index of German high-growth companies plunged 55.65% during the six months. Overcapacity in certain sectors, especially telecommunications equipment, the failure of the pure online business model, and a delay in the implementation of next-generation mobile phones compounded the difficulties.


PERFORMANCE COMPARISON
----------------------
Periods Ended 4/30/01                                   6 Months    12 Months
-----------------------------------------------------------------------------
International Discovery Fund                            -18.40%      -28.47%

MSCI EAFE Small Cap Index *                               0.45        -6.13

Salomon Non-U.S. Extended Market Index                   -4.25       -10.32

Lipper International Small-Cap Funds Average            -14.36       -22.84

* Principal return only


     The fund posted sharply negative returns for the 6- and 12-month periods ended April 30, lagging its benchmark indices, as shown in the table. The year was marked by a reversal of market conditions, as investors rotated out of the high-potential growth stocks your fund favors into more defensive "value" sectors, which are a large component of the MSCI EAFE Small Cap and Salomon indices. Returns were closer to our Lipper peer group. (With this report we introduce the Lipper International Small-Cap Funds Average as one of the fund's benchmarks. The Lipper average now covers 83 funds, up from 59 three years ago, and has become more meaningful as the number of funds in this investment area has grown. With its inception in 1988, International Discovery is one of the older funds in the group.) While we're disappointed in recent results, our longer-term average annual returns remain strong due to persistent efforts to reposition the fund, as you can see from the table on page 9.

     The negative returns over the past year, as well as the very positive returns the previous year, serve as a reminder of the volatility this investment class can experience. As we said a year ago regarding the fund's 119.65% 12-month return, "Both strong gains and sharp losses are possible in the short term, and for this reason the fund is most appropriate as a long-term holding."

PORTFOLIO AND MARKET REVIEW

MARKET PERFORMANCE
---------'---------
Six Months                  Local        Local Currency              U.S.
Ended 4/30/01            Currency       vs. U.S. Dollars          Dollars
-------------------------------------------------------------------------
Australia                   7.05%               -1.43%             5.52%
Brazil                     10.06               -12.57             -3.78
France                    -10.87                 4.60             -6.77
Germany                   -12.25                 4.60             -8.22
Hong Kong                  -4.50                 0.00             -4.50
India                      -9.92                 0.01             -9.91
Japan                      -0.48               -11.61            -12.04
Mexico                     -3.64                 3.48             -0.29
Netherlands                -9.49                 4.59             -5.33
Sweden                    -23.69                -2.44            -25.55
United Kingdom             -5.07                -1.46             -6.46

Source: RIMES Online, using MSCI indices.


     Before looking at country and regional markets, a review of the fund's strategy and some of our investment themes is in order. We continued to seek opportunities in companies that have a solid position in growing markets with high prospective returns on equity. Given the current state of the business cycle, we tempered our style, mindful of two issues. Capital markets, whether through new stock offerings or high-yield debt, are essentially closed, so we avoided companies that needed funding. And with the difficult environment for corporate profitability, we assumed that earnings momentum would remain negative. Therefore, we looked for companies with strong business pipelines that offer high earnings predictability. Developing this theme, we built positions in syndicated market research companies Taylor Nelson (U.K.), GFK (Germany), and Cegedim (France).

     We also continued to look for ways to take advantage of pension reform and changing saving habits in Europe. This became more problematic because general weakness in equity markets means that the operating environment for brokers and "asset gatherers" is more difficult. We made some key related picks, however, in FJA (software for insurance companies, Germany), MPC Muenchmeyer Petersen Capital (asset management, Germany), and Corporacion Mapfre (life insurance, Spain).

     In our last report we alluded to a recovery in capital expenditure in oil exploration and production. We broadened our position in oil services, particularly in engineering and seismic surveys, purchasing TGS Nopec Geophysical (Norway) and Technip (France), and adding to IHC Caland (Netherlands). Our commitment to the energy sector stood at 6.0% at the end of the period, up from 4.8% in October.

                            With Information technology
                            (IT) spending receding . . .
                            the factors that caused all
                            boats to simultaneously rise,
                            then fall, have gone away.

     We've become more ambivalent on technology than we were previously. Because product cycles are so short, technology will always be a fertile area for emerging-growth stocks, but technology can no longer be considered a homogenous asset class. With information technology (IT) spending receding to normal growth levels, the factors that caused all boats to simultaneously rise, then fall, have gone away. There will be pockets of strong growth in the sector, however. We think it is the right stage in the cycle to own computer gaming stocks as the next-generation (128-bit) consoles are released. Our preferences in this area are Eidos (U.K.) and Konami (Japan). Capital expenditure on digitizing TV networks is another growth area, and our top pick is Tandberg Televisjo (Norway).

     Europe

     Stalling economic growth compounded by fears of slowing exports to the key U.S. market led to a disastrous period for European emerging-growth stocks. Despite calls for lower interest rates to spur growth, the European Central Bank stuck to its no-change, anti-inflationary stance until just after the reporting period, when it lowered short-term rates by a quarter point. Even though the ECB held firm while the Federal Reserve aggressively lowered rates, there was no significant strengthening of the euro versus the dollar.

     In our last report we noted that the market for initial public offerings remained strong despite the carnage of the previous six months. Funding for IPOs has now effectively dried up, compounding the woes of small-cap growth companies. In this difficult environment for tech and telecom companies, we reduced our total European exposure to 42% from 52%.

The following table was depicted as a pie chart in the printed material.

               Europe              42%
               Japan               22%
               Other and Reserves  13%
               Far East            23%

               Based on net assets as of 4/30/01.

     We trimmed technology during two periods of strength in January and April. For example, we reduced holdings in Articon Integralis (IT services, Germany) and Bright Station (Internet software, U.K.) and eliminated Aubay (IT services, France), Baltimore Technologies (Internet software, U.K.), Dialog Semiconductors (U.K.), and Lynx Group (IT services, U.K.). Given the overcapacities in the telecom equipment sector, we lightened our holdings in Teleste (Finland) and LPG Telecom Holding (Sweden) and sold Draka Holdings (Netherlands).

     Because of its high penetration of mobile phones and Internet connections, Sweden's economy was most affected by the New Economy downturn. Restructuring by mobile handset maker Ericsson hurt many supporting businesses. As a result, we eliminated temporary employment agencies Poolia and Proffice and trimmed our holdings in IT services company Cyber Com Consulting Group Scandinavia. We also sold mobile phone operator Europolitan Holdings and reduced our position in biotech firm PyroSequencing. Overall, our weighting in Sweden dropped to 3.4% of assets from 8.1% six months ago.

     We also eliminated holdings in advertising-related businesses, notably Aegis Group (media buying, U.K.), PubliGroupe (media buying, Switzerland), and Ipsos (market research, France), which are particularly sensitive to the business cycle. As mentioned earlier, we continued to purchase oil services companies, but we sold our successful position in Coflexip (France) because it reached our price target. Other European purchases included Sabate Diosos (wine barrels and stoppers, France), and Snia Spa (medical equipment, Italy).

     Japan

     A deteriorating outlook for the economy and record bankruptcies weakened the yen 12% against the dollar, considerably reducing the stock market's return for U.S. investors. In contrast to Europe, technology companies--though weak--were not the market's biggest losers. Instead, Japan's troubled banking sector fell sharply. We began the period with 19% of fund assets in Japan, but reduced that weighting to 14% by mid-February amid indications of further economic deterioration. When the major indices reached the bottom of their trading ranges--the tech-heavy Nikkei-225 Index fell to 15-year lows--we traded back into the market. The election of new reform-minded Prime Minister Koizumi and his unprecedentedly high approval ratings gave us renewed enthu-siasm for Japanese equities, and we ended the period with a 22% allocation.


INDUSTRY DIVERSIFICATION
------------------------
                                    Percent of Net Assets
                                     10/31/00    4/30/01
---------------------------------------------------------
Information Technology                24.7%       21.6%
Consumer Discretionary                17.0        17.1
Financials                             9.5        12.8
Industrials                           12.2         9.9
Health Care                           10.5         9.5
Energy                                 4.8         6.0
Consumer Staples                       4.0         5.6
Telecommunication Services             6.1         2.7
Materials                              1.9         2.3
All Other                              1.4         0.8
Reserves                               7.9        11.7
 .........................................................
Total                                100.0%      100.0%


     Key new purchases included consumer electronics and online building company e-Lux, Ricoh, the number two photo-copier and fax machine maker, and Welfide, newly formed from the merger of two pharmaceutical groups. We also added significantly to our positions in Aiful (consumer credit) and Yakult Honsha (dairy products).

     Rest of the World

     The Hong Kong market sold off heavily in February and March because of concerns that the weakening U.S. economy and falling yen would curtail exports from the region. In China, the previously foreigners-only "B" shares were opened to local investors and subsequently doubled. We had a notable winner in Denway Motors, an auto assembler that has a joint venture with Honda. New offerings showed signs of life, and we participated in the IPO of chemicals company Global Bio-chem Technology Group. We also initiated a position in air-conditioning company Greencool Technology.

     As a whole, the Australia and New Zealand markets were resilient. As a value play, New Zealand actually traded up during the period. We sold our long-standing position in Australian ports operator Lang on valuation grounds, but added to New Zealand's Fisher & Paykel on the growth prospects of its medical-device business.

     India has been rocked by a series of political and stock-price manipulation scandals, which have clouded the country's long-term growth attractions. We took profits in Cipla, a drug producer whose price ran up following a favorable court ruling in South Africa regarding the use of cheaper generic drugs. Selective purchases, including Reliance Industries, which has exposure to the burgeoning mobile telephone market, and IT services firm Infosys Technologies, increased our allocation slightly to 6.5% from 4.7%.

     Stocks in Israel also suffered through the tech downturn. We eliminated Gilat Satellite Networks and call-center technology provider NICE Systems, lowering our Israeli exposure to 0.8% from 3%.

INVESTMENT OUTLOOK

     With most major world economies in a simultaneous downturn, central bankers have met the challenge by cutting interest rates--aggressively in the case of the Federal Reserve. This is generally a good environment for financial assets, including growth stocks, and puts international markets on a more solid footing. We are sticking to our strategy of investing in emerging-growth stocks, but we have tempered our approach in light of the current business cycle and the changing dynamics of the technology sector. Still, long- term trends favoring high-growth companies--such as the need for technology infrastructure spending, oil and gas exploration, European pension reform, and deregulation in Japan--remain in place. While international markets are likely to be volatile, and the small-cap growth arena especially so, we are confident in the long-term prospects.

Respectfully submitted,

/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.
May 22, 2001

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                       4/30/01
--------------------------------------------------------------------------------
IHC Caland, Netherlands                                                    3.1%
Eidos, United Kingdom                                                      2.0
Housing Development Finance, India                                         2.0
Tandberg Televisjo, Norway                                                 1.9
NH Hoteles, Spain                                                          1.8
 ................................................................................
Aiful, Japan                                                               1.7
Yakult Honsha, Japan                                                       1.6
Aldata Solutions, Finland                                                  1.6
Saipem, Italy                                                              1.5
Kose, Japan                                                                1.3
 ................................................................................
Nissho Electronics, Japan                                                  1.3
Fisher & Paykel, New Zealand                                               1.2
Sumitomo Rubber Industries, Japan                                          1.2
Taylor Nelson, United Kingdom                                              1.1
Corporacion Mapfre, Spain                                                  1.1
 ................................................................................
FJA, Germany                                                               1.0
Galen Holdings, United Kingdom                                             1.0
QBE Insurance Group, Australia                                             1.0
Euler, France                                                              1.0
GFK, Germany                                                               1.0
 ................................................................................
Sonic Healthcare, Australia                                                1.0
Rapala Normark, Finland                                                    0.9
Orbital Engine, Australia                                                  0.9
Serco Group, United Kingdom                                                0.9
HDFC Bank, India                                                           0.9
 ................................................................................
Total                                                                     34.0%

Note: Table excludes reserves.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/01                1 Year    3 Years     5 Years     10 Years
 ...............................................................................
International Discovery Fund       -28.47%      19.95%      14.53%      10.03%
 ...............................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                     6 Months       Year
                        Ended     Ended
                      4/30/01  10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
NET ASSET VALUE
Beginning of period   $ 34.52 $   26.75  $  14.99  $  16.11  $  15.97  $  14.43
 ................................................................................
Investment activities
Net investment
income (loss)               -      0.06     (0.03)     0.05      0.02      0.07
Net realized and
unrealized gain
(loss)                  (5.61)    10.39     12.09     (0.92)     0.25      1.59
 ................................................................................
Total from
investment activities   (5.61)    10.45     12.06     (0.87)     0.27      1.66
 ................................................................................
Distributions
Net investment income       -         -     (0.01)        -     (0.07)    (0.10)
Net realized gain       (5.83)    (2.81)    (0.30)    (0.25)    (0.06)    (0.02)
 ................................................................................
Total distributions     (5.83)    (2.81)    (0.31)    (0.25)    (0.13)    (0.12)
 ................................................................................
Redemption fees added
to paid-in-capital       0.02      0.13      0.01      -         -         -
 ...............................................................................
NET ASSET VALUE
End of period         $ 23.10 $   34.52  $  26.75  $  14.99  $  16.11  $  15.97

RATIOS/SUPPLEMENTAL DATA
Total return**       (18.40)%   40.07%    82.11%    (5.40)%   1.69%     11.60%
 ...............................................................................
Ratio of total expenses to
average net assets     1.36%+    1.27%     1.42%     1.47%     1.41%     1.45%
 ...............................................................................
Ratio of net investment
income (loss) to average
net assets            (0.01)%+   0.15%    0.17)%     0.25%     0.13%     0.40%
 ...............................................................................
Portfolio turnover
rate                   54.2%+    81.0%     98.2%     34.2%     72.7%     52.0%
Net assets, end of period
(in thousands)       $647,290 $ 905,387  $381,462  $189,001  $254,430  $325,639
 ...............................................................................
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

PORTFOLIO OF INVESTMENTS
------------------------
                                                         In thousands
                                                       Shares       Value
                                                       ------       -----
AUSTRALIA  6.0%
Common Stocks  6.0%
Aristocrat Leisure                                  1,025,000   $   3,394
Circadian Technologies *+                           3,073,207       4,688
Energy Development                                    901,221       5,039
Foundation Healthcare *                             2,858,000       2,843
Frucor Beverages Group (NZD) *                        866,000         798
Orbital Engine *                                   11,678,000       5,981
PowerLan *                                          3,913,400       1,857
QBE Insurance Group                                 1,164,000       6,710
Sonic Healthcare                                    1,522,309       6,337
United Group                                          913,000         903
 ..........................................................................
Total Australia (Cost $42,213)                                     38,550
 ..........................................................................

BELGIUM  0.3%
Common Stocks  0.3%
Ubizen (EUR) *                                        197,256       1,978
 ..........................................................................
Total Belgium (Cost $9,045)                                         1,978
 ..........................................................................

CHINA  0.2%
Common Stocks  0.2%
Nanjing Panda Electric *                            4,148,000       1,463
 ..........................................................................
Total China (Cost $751)                                             1,463
 ..........................................................................

FINLAND  2.6%
Common Stocks  2.6%
Aldata Solutions (EUR) *                            2,425,000      10,048
Rapala Normark (EUR)                                1,709,821       6,144
Teleste (EUR)                                          78,375         806
 ..........................................................................
Total Finland (Cost $17,037)                                       16,998
 ..........................................................................

FRANCE  5.2%
Common Stocks  5.2%
Boiron (EUR)                                           33,000       2,445
Cegedim (EUR)                                          70,000       2,913

Coface (EUR)                                           43,163   $   3,249
Euler (EUR) *                                         140,000       6,602
Genesys (EUR) *                                        92,571       2,222
Neopost (EUR) *                                       153,333       3,673
Sabate Diosos (EUR)                                   150,000       3,760
Technip (EUR)                                          34,000       5,294
Ubiqus (EUR) *                                        417,780       3,707
 ..........................................................................
Total France (Cost $35,715)                                        33,865
 ..........................................................................

GERMANY  5.7%
Common Stocks  4.8%
Articon Integralis (EUR) *                             40,938       1,555
Boewe Systec (EUR)                                     67,390       1,465
CargoLifter (EUR) *                                   443,215       3,193
Deutsche Boerse (EUR)                                   5,970       1,912
Evotec Biosystems (EUR) *                             151,351       2,847
FJA (EUR)                                             111,552       6,780
GFK (EUR)                                             209,077       6,493
Medion (EUR)                                           36,430       3,119
MPC Muenchmeyer Petersen Capital (EUR) *               75,403       1,739
QS Communications (EUR) *                             564,217       2,017
                                                                   31,120
 ..........................................................................
PREFERRED STOCKS  0.9%
Rhon-Klinikum (EUR)                                   100,000       5,607
                                                                    5,607
 ..........................................................................
Total Germany (Cost $43,799)                                       36,727
 ..........................................................................

HONG KONG  5.9%
Common Stocks  5.9%
Denway Motors *                                    12,792,000       3,813
ehealthcareasia *                                     528,000          13
Esprit Holdings *                                   4,162,889       4,724
Global Bio-chem Technology Group *                 27,866,000       3,752
Greencool Technology                                4,758,000       1,434
Hengan International                                8,694,000       1,784
Hong Kong Exchanges & Clearing                      1,643,000       2,949
Li & Fung                                           1,530,000       2,894

Quality Healthcare Asia *                          15,598,000   $   1,540
South China Morning Post Holdings                   8,095,000       5,164
Sun Television *                                  181,920,000       2,706
SUNDAY Communications *                            22,376,000       1,406
Technology Venture Holdings                         9,356,000       1,331
Varitronix International                            4,886,000       3,634
Vodatel Networks                                    9,558,000       1,103
 ..........................................................................
Total Hong Kong (Cost $56,607)                                     38,247
 ..........................................................................

INDIA  6.5%
Common Stocks  6.5%
Apollo Hospitals                                      509,050       1,109
Britannia Industries *                                 79,499       1,178
Global Tele-Systems                                   284,000       1,209
HDFC Bank                                           1,183,000       5,816
Housing Development Finance *                       1,015,600      12,860
ICICI                                               1,005,451       1,795
ICICI ADR (USD)                                       210,560       2,506
ICICI Bank *                                          997,938       3,327
ICICI Bank ADR (USD) *                                119,700         795
Infosys Technologies                                   28,800       2,303
McDowell                                              671,786         555
Ranbaxy Laboratories *                                266,820       2,854
Reliance Industries                                   476,000       3,492
Wipro *                                                41,000       1,266
Wipro ADR (USD) *                                      21,700         747
 ..........................................................................
Total India (Cost $53,369)                                         41,812
 ..........................................................................

IRELAND  0.6%
Common Stocks  0.6%
Icon ADR (USD) *                                      169,400       3,898
 ..........................................................................
Total Ireland (Cost $2,481)                                         3,898
 ..........................................................................

ISRAEL  0.8%
Common Stocks  0.8%
Partner Communications ADR (USD) *                  1,134,000       4,904
 ..........................................................................
Total Israel (Cost $21,054)                                         4,904
 ..........................................................................

ITALY  2.0%
Common Stocks  2.0%
Saipem (EUR)                                        1,500,000   $   9,848
Snia Spa (EUR)                                      1,638,000       3,270
 ..........................................................................
Total Italy (Cost $9,552)                                          13,118
 ..........................................................................

JAPAN  22.4%
Common Stocks  22.4%
Aiful                                                 121,600      11,307
Cresco                                                 58,220       1,885
Disco                                                  60,000       5,060
e-LUX *                                               423,000       1,335
Fuji Machine                                           52,500       1,355
Funai Electric                                         20,000       1,358
Furukawa Electric                                     266,000       3,175
Goldcrest                                              79,200       4,948
Hokuto                                                108,380       3,964
Homac                                                 100,800         757
Hoya                                                   67,900       4,451
Hurxley                                                65,000       1,026
Internet Initiative ADR (USD) *                        75,911         745
Ito                                                    29,000       1,772
Japan Business Computer                                66,000         731
Joint                                                 162,000       5,533
Kaneka                                                282,000       2,383
Konami                                                 80,000       3,839
Kose                                                  243,200       8,365
Koyo Seiko                                            894,000       4,978
Kuraya Sanseido                                       389,500       2,550
Megachips                                              47,500       1,776
Moritex                                               107,200       3,453
Net One Systems                                           106       2,170
Nidec                                                  48,900       2,537
Nissho Electronics                                    324,000       8,155
Relocation Services                                    49,000       2,974
Ricoh                                                 277,000       5,190
Roland                                                 84,500       1,135
Santen Pharmaceutical                                 284,000       4,815

Sumisho Electronic                                     30,500   $     296
Sumitomo Rubber Industries                          1,383,000       7,499
Sunkus & Associates                                   115,300       2,986
Tomen Electronics                                     184,100       5,811
Toyo Information                                       53,800       1,911
Toys "R" Us-Japan                                      30,000       3,205
Trend Micro *                                          62,000       2,805
Watami Food Service                                    62,665       2,520
Welfide                                               475,000       4,102
Yakult Honsha                                         850,000      10,167
 ..........................................................................
Total Japan (Cost $152,178)                                       145,024
 ..........................................................................

NETHERLANDS  4.9%
Common Stocks  4.9%
Crucell (EUR) *                                       656,510       3,903
IFCO Systems (EUR) *                                  671,357       1,983
IHC Caland (EUR)                                      432,193      19,940
New Skies Satellites (EUR) *                          236,320       1,709
SNT Group (EUR) *                                     186,208       3,965
 ..........................................................................
Total Netherlands (Cost $42,932)                                   31,500
 ..........................................................................

NEW ZEALAND  2.2%
Common Stocks  2.2%
Baycorp Holdings *                                    600,030       3,099
Fisher & Paykel                                     2,209,000       7,941
Sky Network Television *                            2,409,000       3,285
 ..........................................................................
Total New Zealand (Cost $12,940)                                   14,325
 ..........................................................................

NORWAY  4.1%
Common Stocks  4.1%
EDB Business Partner *                                440,229       5,128
Petroleum Geo-Services *                              330,700       3,435
Tandberg Televisjo *                                1,512,082      12,297
TGS Nopec Geophysical *                               343,900       5,782
 ..........................................................................
Total Norway (Cost $29,546)                                        26,642
 ..........................................................................

SINGAPORE  1.7%
Common Stocks  1.7%
Chartered Semiconductor Manufacturing *               703,000   $   2,162
Datacraft Asia (USD)                                  396,000       2,019
Parkway Holdings                                    7,026,000       3,820
Venture Manufacturing                                 465,000       3,243
 ..........................................................................
Total Singapore (Cost $18,003)                                     11,244
 ..........................................................................

SPAIN  3.4%
Common Stocks  3.4%
Corporacion Mapfre (EUR)                              345,800       6,845
Gamesa (EUR) *                                        138,289       3,251
NH Hoteles (EUR)                                      900,000      11,970
 ..........................................................................
Total Spain (Cost $20,209)                                         22,066
 ..........................................................................

SWEDEN  3.4%
Common Stocks  3.4%
A-Com *+                                              748,721       1,460
Assa Abloy                                            188,619       3,283
Bergman & Beving                                      500,000       5,363
Cyber Com Consulting Group Scandinavia *              114,350         635
LPG Telecom Holding                                    79,850       1,106
Observer                                              431,123       3,615
PyroSequencing *                                      541,031       2,875
Semcon                                                409,150       3,590
 ..........................................................................
Total Sweden (Cost $30,595)                                        21,927
 ..........................................................................

SWITZERLAND  0.9%
Common Stocks  0.9%
Kaba Holding                                           17,260       4,318
Valora Holdings                                         7,350       1,284
 ..........................................................................
Total Switzerland (Cost $5,125)                                     5,602
 ..........................................................................

TAIWAN  0.2%
Common Stocks  0.2%
Intcera High Tech *                                 7,588,000   $   1,158
 ..........................................................................
Total Taiwan (Cost $1,124)                                          1,158
 ..........................................................................

THAILAND  0.0%
Common Stocks  0.0%
Total Access Communications (USD) *                   100,000         275
 ..........................................................................
Total Thailand (Cost $297)                                            275
 ..........................................................................

UNITED KINGDOM  9.3%
Common Stocks  9.3%
Bell Group                                            851,500         566
Bright Station *                                    1,943,807         445
Eidos *                                             3,082,990      12,878
Eyretel *                                           4,001,880       4,465
Galen Holdings                                        524,590       6,776
Gemini Genomics ADR (USD) *                           439,800       1,693
Gullane Entertainment                                 284,000       2,092
Incepta Group                                       3,137,000       3,646
N Brown Group                                         252,680         897
NDS Group ADR (USD) *                                  82,533       3,094
Pace Micro Technology                                 399,050       3,074
Psion                                               1,418,651       2,060
Regus *                                               497,500       2,071
Serco Group                                         1,024,022       5,860
Shire Pharmaceuticals Group *                         220,900       3,729
Taylor Nelson                                       2,165,584       6,970
 ..........................................................................
Total United Kingdom (Cost $66,918)                                60,316
--------------------------------------------------------------------------

UNITED STATES  4.6%
Money Market Funds  4.6%
T. Rowe Price Reserve Investment Fund, 5.18% #     29,480,177      29,480
 ..........................................................................
Total United States (Cost $29,480)                                 29,480
 ..........................................................................

Total Investments in Securities
92.9% of Net Assets (Cost $700,970)                             $ 601,119
 ..........................................................................
Other Assets Less Liabilities                                      46,171
 ..........................................................................
NET ASSETS                                                      $ 647,290
 ..........................................................................

    *  Non-income producing
    #  Seven-day yield
    +  Affiliated company
  ADR  American depository receipt
  EUR  Euro
  NZD  New Zealand dollar
  USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                               In thousands
ASSETS
Investments in securities, at value (cost $700,970)                  $ 601,119
Securities lending collateral                                           76,256
Other assets                                                            57,608
 ...............................................................................
Total assets                                                           734,983

LIABILITIES
Obligation to return securities lending collateral                      76,256
Other liabilities                                                       11,437
 ...............................................................................
Total liabilities                                                       87,693
 ...............................................................................
NET ASSETS                                                           $ 647,290
 ...............................................................................
Net Assets Consist of:
Accumulated net investment income - net of distributions             $     (40)
Accumulated net realized gain/loss - net of distributions              (88,739)
Net unrealized gain (loss)                                            (101,046)
Paid-in-capital applicable to 28,017,381 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                     837,115
 ...............................................................................
NET ASSETS                                                           $ 647,290
 ...............................................................................
NET ASSET VALUE PER SHARE                                            $   23.10

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                      6 Months
                                                                         Ended
                                                                       4/30/01
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $264)                           $    2,432
  Interest (net of foreign taxes of $46)                                 2,001
  Securities Lending                                                       573
  Total income                                                           5,006

Expenses
  Investment management                                                  3,981
  Shareholder servicing                                                    748
  Custody and accounting                                                   182
  Prospectus and shareholder reports                                        78
  Registration                                                              40
  Legal and audit                                                           11
  Directors                                                                  4
  Miscellaneous                                                              2
  Total expenses                                                         5,046
Net investment income (loss)                                               (40)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities (net of foreign taxes of $133)                            (87,740)
  Foreign currency transactions                                         (1,639)
  Net realized gain (loss)                                             (89,379)

Change in net unrealized gain or loss
  Securites (net of decrease in deferred foreign taxes of $79)         (68,291)
  Other assets and liabilities
  denominated in foreign currencies                                     (1,148)
  Change in net unrealized gain or loss                                (69,439)
Net realized and unrealized gain (loss)                               (158,818)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $ (158,858)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands

                                                       6 Months           Year
                                                          Ended          Ended
                                                        4/30/01       10/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $     (40)    $    1,479
  Net realized gain (loss)                              (89,379)       219,104
  Change in net unrealized gain or loss                 (69,439)      (139,122)
  Increase (decrease) in net assets from operations    (158,858)        81,461
Distributions to shareholders
  Net realized gain                                    (147,662)       (46,342)

Capital share transactions *
  Shares sold                                           105,812      1,169,171
  Distributions reinvested                              142,146         44,299
  Shares redeemed                                      (200,164)      (727,954)
  Redemption fees received                                  629          3,290
  Increase (decrease) in net assets from capital
  share transactions                                     48,423        488,806
Net Assets
Increase (decrease) during period                      (258,097)       523,925
Beginning of period                                     905,387        381,462
End of period                                         $ 647,290     $  905,387
*Share information
  Shares sold                                             3,971         28,991
  Distributions reinvested                                5,348          1,347
  Shares redeemed                                        (7,528)       (18,374)
  Increase (decrease) in shares outstanding               1,791         11,964

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Redemption Fees The fund assesses a 2% fee on redemptions of fund shares held less than twelve months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 2001, approximately 15% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $74,961,000; aggregate collateral consisted of $76,256,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $183,662,000 and $290,282,000, respectively, for the six months ended April 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $700,970,000. Net unrealized loss aggregated $99,851,000 at period-end, of which $67,943,000 related to appreciated investments and $167,794,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sales proceeds. The fund accrues a deferred tax liability for net unrealized gains, which totaled $62,000 at April 30, 2001.

NOTE 5- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group.The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $556,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $679,000 for the six months ended April 30, 2001, of which $109,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 0.29% of the outstanding shares of the International Discovery at April 30, 2001. For the six months then ended, the fund was allocated $5,000 of Spectrum expenses, $1,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $1,667,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
 INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES
     By Phone 1-800-225-5132  Available Monday through Friday from
     7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET. In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES
     Checking Available on most fixed-income funds ($500 minimum). Automatic Investing From your bank account or paycheck.
     Automatic Withdrawal  Scheduled, automatic redemptions.
     Distribution Options Reinvest all, some, or none of your distributions.
     Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*
     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides  Asset Mix Worksheet, College Planning Kit,
     Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

    * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

    ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS

DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced
Bond Funds
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------
       ADVISORY SERVICES, RETIREMENT RESOURCES

       T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

                  ADVISORY SERVICES*

                  T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

                  Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

                  T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION
----------------------
PLANNING AND INFORMATIONAL GUIDES
Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

INSIGHTS REPORTS
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

* The services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. The services involve costs.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------
THE FUNDAMENTALS OF INVESTING

       Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Industry-Focused Stock Funds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks


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For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired,
call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for
retirement plan participants:
The appropriate 800 number
appears on your retirement
account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus
appropriate to the fund or funds
covered in this report.

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Investor Centers:
For directions,
call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe Price Investment Services, Inc., Distributor.        F38-051  4/30/01